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                      THE BB&T DIRECTOR (SERIES II AND IIR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-69485

 SUPPLEMENT DATED JULY 23, 2004 TO THE PROSPECTUS DATED MAY 3, 2004, AS AMENDED

Effective July 23, 2004, the following Sub-Accounts are closed and removed in their entirety from the Prospectus:

    -   BB&T Special Opportunities Equity Fund Sub-Account
    -   BB&T Total Return Bond Fund Sub-Account

All references to the BB&T Special Opportunities Equity Fund Sub-Account, the BB&T Special Opportunities Equity Fund, the BB&T Total Return Bond Fund Sub-Account and the BB&T Total Return Bond Fund are deleted from the Prospectus.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 4344